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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                [Amendment No.2]


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


         Date of report (Date of earliest event reported): June 6, 2003

                       ----------------------------------

                                MORO CORPORATION
             (Exact name of registrant as specified in its charter)


                       ----------------------------------

          Delaware                      0-28628                 51-0338736
------------------------------    -------------------     ----------------------
      (State or other             (Commission Number)         (IRS Employer
jurisdiction of incorporation)                            Identification Number)

               Bala Pointe, Suite 240
             111 Presidential Boulevard
              Bala Cynwyd, Pennsylvania                          19004
      ----------------------------------------                ----------
      (Address of Principal Executive Offices)                (Zip Code)

                                 (610) 667-9050
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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The Registrant hereby amends Item (4)(a)(iv) of the Current Report to read in its entirety as follows:

                  "(iv) For the fiscal year ended December 31, 2002 and the subsequent period to June 6, 2003, there have been no disagreements with Parente Randolph, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Parente Randolph, LLC would have caused them to make reference thereto in their report on the financial statements of the Company."

         Pursuant to Item 304(a)(3), the Company provided Parente Randolph, LLC with a copy of the foregoing amendment and requested that it furnish a letter to the Company addressed to the Commission stating whether it agrees with the above statement.

Item 7. Exhibits

         On June 25, 2003, the Registrant filed a Form 8-K/A to provide a copy of the letter dated June 23, 2003 from Parente Randolph, LLC to the Securities and Exchange Commission. The letter was furnished in connection with the original Form 8-K filed on June 11, 2003 as required by Item 304(a)(3) of Regulation S-B. The Registrant now amends Item 4(a)(iv) and attaches a letter from Parente Randolph, LLC in connection with this amendment.

         (c)  Exhibits

         16.1 Letter from Parente Randolph, LLC dated June 26, 2003, to the Securities and Exchange Commission.


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                                    SIGNATURE

In accordance with the requirement of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   MORO CORPORATION


                                                   By:/s/ David W. Menard
                                                   ----------------------
                                                   David W. Menard
                                                   Chief Executive Officer
                                                   and Principal Financial
Date: June 26, 2003                                Officer